Supplement to the
The North Carolina Capital Management Trust:
Government Portfolio
August 29, 2022
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee (net rate retained by FMR after payment of 12b-1 fees to the distributor)(a)	0.140%
Distribution and/or Service (12b-1) fees(a)	0.065%
Other expenses	0.003%
Total annual operating expenses	0.208%
Fee waiver and/or expense reimbursement(b)	0.068%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.140%

(a)Based on historical expenses, adjusted to reflect current fees.

(b)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.14% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through October 31, 2027. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
1 year	$14
3 years	$45
5 years	$79
10 years	$228

The following information replaces similar information for the fund found in the “Fund Management” section under the “Advisory Fee(s)” heading.

The Board of Trustees of the fund approved changing the fund’s management fee rate paid by the fund to FMR to 0.205%, effective November 1, 2022. The fund’s annual management fee rate is 0.205% of its average net assets.

Effective November 1, 2022, the following information has been removed from the “Fund Management” section under the “Advisory Fee(s)” heading.

The Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of average net assets, exceed the following rate. Voluntary arrangements may be discontinued at any time.

Rate	0.14%

The following information replaces similar information for the fund found in the “Fund Distribution” section under the “Distribution and Service Plan(s)” heading.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser will use its management fee to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. The Adviser pays FDC a monthly 12b-1 fee, all of which FDC pays CMC, as compensation for providing services intended to result in the sale of fund shares and/or shareholder support services, such as processing shareholder inquiries, account maintenance, and processing purchases, redemptions, transfers, and exchanges. The Adviser currently pays CMC, through FDC, a monthly 12b-1 fee of 0.065% of average net assets. From May 1, 2020, through October 31, 2022, CMC voluntarily agreed to waive 0.01% of the 12b-1 fee paid to it by FDC. The Adviser, FDC, or CMC may, from time to time, agree to waive all or a portion of 12b-1 fees it receives with respect to each fund. Any such waiver would be voluntary, could be discontinued at any time and can decrease a fund’s expenses and boost its performance. This arrangement may be discontinued at any time.

NCX-22-01 1.923919.121	November 10, 2022

Supplement to the
Government Portfolio
August 29, 2022
STATEMENT OF  ADDITIONAL INFORMATION

The following information replaces similar information found in the “Management Contract” section under the “Management Fee” heading.

The Board of Trustees of the fund approved changing the management fee paid by the fund to Fidelity Management & Research Company LLC (FMR), effective November 1, 2022, to 0.205%. For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.205% of the fund’s average net assets throughout the month.

The following information replaces similar information found in the “Distribution Services” section.

Pursuant to the Plan, FMR pays FDC a monthly 12b-1 fee at an annual rate of 0.065% of average net assets. Average net assets are determined at the close of business on each day throughout the month. From May 1, 2020, through October 31, 2022, CMC voluntarily agreed to waive 0.01% of the 12b-1 fee paid to them by FDC. FMR, FDC, or CMC may voluntarily waive 12b-1 fees from time to time. These arrangements may be discontinued at any time.

NCXB-22-011.923920.112	November 10, 2022